[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THIRTEENTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of the date of the last signature below (the “Amendment Effective Date”), AbbVie Inc. (as assignee from Abbott Laboratories), a Delaware corporation having a principal place of business at 1 N Waukegan Road, North Chicago, IL 60064 (“AbbVie”), and Seagen Inc. (formerly, Seattle Genetics, Inc.), a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions as set forth below (this “Amendment”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement (as defined below). WHEREAS, the Parties are party to that certain Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Intermediate (as amended, the “Agreement”); WHEREAS, Seattle Genetics, Inc. changed its name to Seagen Inc. on October 6, 2020; and WHEREAS, the Parties desire to amend the Agreement as herein provided as of the date of the last signature below. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement. To the extent any terms of this Amendment are inconsistent with the terms of the Agreement, the terms of this Amendment shall control. 2. Process Development Work. The Parties agree that AbbVie shall perform the Stage set forth in Attachment 1 hereto entitled “Stage 15: [*]” (“Stage 15”) pursuant to the terms and conditions of the Agreement and this Amendment. The Agreement is hereby amended to add Stage 15 to the Project immediately after Stage 14 therein. 3. Payment Schedule. As compensation for Stage 15 to be performed by AbbVie, Seattle Genetics shall pay to AbbVie on the dates and in the amounts set forth in Attachment 2 hereto entitled “Updated Summarized Payment Schedule (Amendments 11, 12, and 13)”, which payment schedule also includes unpaid amounts in respect of services performed or to be performed pursuant to Amendments 11 and 12 to the Agreement. 4. Project References. All references to the Project set forth in the Agreement shall also be deemed to apply to the Stage performed by AbbVie pursuant to this Amendment. 5. Effectuation. The amendment to the Agreement contemplated by this Amendment shall be deemed effective as of the Amendment Effective Date without any further action required by Exhibit 10.1 the Parties hereto. 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. 7. Entire Agreement. This Amendment is the product of both Parties, and together with the Agreement and exhibits thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein. [signature page follows]

3 CONFIDENTIAL IN WITNESS WHEREOF, the Parties have caused this Thirteenth Amendment to be executed by their duly authorized officers as of the date of the last signature set forth below. ABBVIE INC. SEAGEN INC. By: /s/ Marc. O’Donoghue By: /s/ Vaughn Himes Name: Marc O’Donoghue Name:Vaughn Himes Title: VP, External and Contract Manufacturing Title: Chief Technical Officer Date: 12-May-2022 | 02:42 PDT Date: 10-May-2022 | 12:50 PDT

4 CONFIDENTIAL Attachment 1 STAGE 15: [*]

5 CONFIDENTIAL Attachment 2 UPDATED SUMMARIZED PAYMENT SCHEDULE (Amendments 11, 12, and 13) [*]